UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 8, 2024
PAR Technology Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-09720	16-1434688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (315) 738-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	PAR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                             Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 14, 2024, PAR Technology Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the elimination of the role of Chief Product and Technology Officer and, as a result, the termination of the employment of Raju Malhotra, effective February 9, 2024 (the “Separation Date”). This Amendment No. 1 on Form 8-K/A is being filed to supplement the disclosure contained in Item 5.02 of the Original Form 8-K to provide the terms of Mr. Malhotra’s separation from service. The Original Form 8-K otherwise remains unchanged.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2024, Mr. Malhotra delivered a release of claims in favor of the Company, and in consideration of his release, Mr. Malhotra is entitled to receive the following separation payments and benefits; provided, that he does not elect to revoke the release of claims within the seven-day revocation period:

•The sum of $138,667 (equal to four months of his base salary) and payment of the employer’s portion of his COBRA medical coverage for two months.
•Payment of his earned annual short-term incentive ("STI") cash performance bonus for the Company’s fiscal year ended December 31, 2023. The amount of his STI cash performance bonus will be determined and paid according to the Company's STI program, without regard to any continued employment requirement.
•Suspension of the continued employment requirement to permit his vesting in (i) the portion of his time-based and performance-based restricted stock units otherwise scheduled to vest in early March 2024, and (ii) the portion of his time-based and performance-based stock options otherwise scheduled to vest in February 2024 and March 2024. The remainder of his unvested equity awards terminated on his Separation Date according to the terms of the applicable award agreements.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the letter of separation dated February 9, 2024, which will be filed as an exhibit to the next Quarterly Report on Form 10-Q of the Company and is incorporated herein by reference.

Item 8.01	Other Events

The Company will hold its 2024 Annual Meeting of Shareholders on Monday, June 3, 2024. Additional information regarding the Company’s 2024 Annual Meeting of Shareholders will be disclosed in the Company’s Proxy Statement to be filed with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit No.	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAR TECHNOLOGY CORPORATION
(Registrant)

Date:	March 1, 2024	/s/ Bryan A. Menar
Bryan A. Menar
Chief Financial Officer
(Principal Financial Officer)